UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 15, 2011

SRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31334 (Commission File Number)	54-1360804 (IRS Employer Identification No.)

4300 Fair Lakes Court
Fairfax, Virginia (Address of Principal Executive Offices)	22033 (Zip Code)
(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Stockholders
On July 15, 2011, SRA International, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider and vote on (i) a proposal to adopt the Agreement and Plan of Merger, dated as of March 31, 2011 (the “Merger Agreement”), by and among the Company, Sterling Parent Inc., which is beneficially owned by Providence Equity Partners L.L.C., and Sterling Merger Inc., a wholly owned subsidiary of Sterling Parent Inc., pursuant to which (and subject to the conditions set forth therein) Sterling Merger Inc. would merge with and into SRA, with SRA as the surviving corporation (“Merger”) and a wholly owned subsidiary of Sterling Parent Inc. and (ii) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.
Stockholders voted to approve the proposal to adopt the Merger Agreement with the affirmative vote of the holders of (i) a majority of the outstanding shares of the Company’s common stock (the “Stockholder Vote”) and (2) a majority of the outstanding shares of the Company’s common stock, excluding shares beneficially owned, whether directly or indirectly, by Dr. Ernst Volgenau (the “Unaffiliated Stockholder Vote”), as required by the Merger Agreement.
The final report of the votes for the Stockholder Vote was as follows:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
155,136,090	108,492	15,936	0
The final report of the votes for the Unaffiliated Stockholder Vote was as follows:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
37,997,886	108,492	15,936	0
The proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement was approved by the Company’s stockholders. The final report of the votes for this proposal was as follows:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
152,510,953	2,694,426	55,139	0
Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

Item 8.01.	Other Events.
On July 15, 2011, the Company issued a press release announcing the results of the Special Meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Subject to the rights of the parties under the Merger Agreement and satisfaction or waiver of the closing conditions, it is currently expected that the Merger will close on July 20, 2011. However, there can be no assurance that the closing of the Merger will occur on that date or at all.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit
No.	Description
99.1	Press Release, issued by SRA on July 15, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.
Date: July 15, 2011	By:	/s/ MARK D. SCHULTZ
Mark D. Schultz
Senior Vice President & General Counsel